SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

April 16, 2015

McCormick & Company, Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 2.05 Costs Associated with Exit or Disposal Activities
On April 16, 2015, McCormick & Company, Incorporated (the “Company”) approved additional reorganization plans in the Europe, Middle East and Africa (“EMEA”) region to enhance organization efficiency and streamline processes.
The EMEA region has contributed significantly to the Company’s cost reduction and productivity improvement goals. During 2015, additional projects have been identified to further enhance organization efficiency and streamline processes in this region while supporting its competitiveness and long-term growth. These initiatives center on actions intended to reduce fixed costs, improve processes and drive simplification across the supply chain as well as selling, general and administrative activities. This will include the transfer of certain activities to the recently established McCormick Shared Services Center in Lodz, Poland. These proposed changes are subject to consultation processes as appropriate, with the Company’s employees or Works Councils in the region and are expected to be completed by end of 2016.
The Company expects to record approximately $25 million of charges, calculated on a pre-tax basis, related to these actions, with approximately $24 million of cash expenses and approximately $1 million of non-cash fixed asset impairment expenses. Of the projected $25 million in charges, an estimated two-thirds relate to anticipated severance and related costs. Of the remaining one-third, an approximate 30% relates to contract termination costs, 20% relates to non-cash fixed asset impairment expenses, and the balance relates to associated expenses, consisting principally of third party legal and consulting fees. Of the $25 million in charges, the Company expects to recognize approximately $24 million in 2015 and the balance in 2016. Of the approximate $24 million of cash expenditures associated with these special charges, approximately $13 million are expected to be spent in 2015 and the balance spent in 2016. Related annual cost savings are projected to reach approximately $16 million by the end of 2017.
Item 7.01 Regulation FD Disclosure
A copy of the Company’s press release relating to the projects discussed in Item 2.05 above is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The other information included in Exhibit 99.1 attached hereto is (i) furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose; and (ii) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.
Forward-looking Information
Certain information contained in this release, including statements concerning expected performance such as those relating to net sales, earnings, cost savings, acquisitions and brand marketing support, are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” "intend," “believe” and “plan.” These statements may relate to: the expected results of operations of businesses acquired by the company, the expected impact of raw material costs and pricing actions on the company's results of operations and gross margins, the expected productivity and working capital improvements, expectations regarding growth potential in various geographies and markets, expected trends in net sales and earnings performance and other financial measures, the expectations of pension and postretirement plan contributions and anticipated charges associated with such plans, expected impacts from reorganization activities and associated projected charges and/or cost savings, the holding period and market risks associated with financial instruments, the impact of foreign exchange fluctuations, the adequacy of internally generated funds and existing sources of liquidity, such as the availability of bank financing, the ability to issue additional debt or equity securities and expectations regarding purchasing shares of McCormick's common stock under the existing authorizations.
These and other forward-looking statements are based on management's current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: damage to the company's reputation or brand name; loss of brand relevance; increased private label use; product quality, labeling, or safety concerns; negative publicity about our products; business interruptions due to natural disasters or unexpected events; actions by, and the financial condition of, competitors and customers; the company's ability to achieve expected and/or needed cost savings or margin improvements; negative employee relations; the successful acquisition and integration of new businesses; issues affecting the company's supply chain and raw materials, including fluctuations in the cost and availability of raw and packaging materials; government regulation, and changes in legal and regulatory requirements and enforcement practices; global economic and financial conditions generally, including the availability of financing, and interest and inflation rates; the investment return on retirement plan assets, and the costs associated with pension obligations; foreign currency fluctuations; the stability of credit and capital markets; risks associated with the company's information technology systems, the threat of data breaches and cyber attacks; volatility in the effective tax rate; impact of climate change on raw materials; infringement of intellectual property rights, and those of customers; litigation, legal and administrative proceedings; and other risks described in the company's filings with the Securities and Exchange Commission.
Actual results could differ materially from those projected in the forward-looking statements. The company undertakes no obligation to update or revise publicly, any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Item 9.01 Financial Statements and Exhibits
The exhibit furnished to this report is noted in Item 7.01 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: April 20, 2015	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number                Exhibit Description

99.1	Copy of press release labeled “McCormick Announces Reorganization Plans in EMEA; Updates Fiscal 2015 Guidance for Related Charges.”